Exhibit 10.42 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of August 27, 2021, between SUNLIGHT FINANCIAL LLC, a Delaware limited liability company (the "Borrower") and SILICON VALLEY BANK (the "Bank"). RECITALS: WHEREAS, the Borrower and the Bank are party to the Loan and Security Agreement, dated as of April 26, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the "Loan Agreement"); WHEREAS, the Borrower has requested that certain amendments to the Loan Agreement be made to the definition of "Permitted Investments"; WHEREAS, the Bank has agreed to so amend the Loan Agreement on the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows: SECTION 1 Definitions; Interpretation. (a) Definitions. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement. In addition, the following terms, when used in this Loan Amendment, shall have the following meanings: (i) "Bank" has the meaning set forth in the preamble hereto; (ii) "Amendment" has the meaning set forth in the preamble hereto; (iii) "Borrower" has the meaning set forth in the preamble hereto; (iv) "Effective Date" has the meaning set forth in Section 5. (b) Interpretation. The rules of interpretation set forth in the Loan Agreement shall be applicable to this Amendment and are incorporated herein by this reference. SECTION 2 Amendments to Loan Agreement. Subject to and effective as of the Effective Date: (a) Permitted Investments. The definition of "Permitted Investments" set forth in Section 12.1 of the Loan Agreement is hereby amended by inserting the following paragraph in its appropriate alphabetical order as follows: "(u) rebates, advances, or other similar upfront payments to an Installer in accordance with the terms and conditions of the applicable Installer Agreement, including, without limitation, (i) any Marketing Advance Program, (ii) any Prebate Program, (iii) any Prefunded Advance Program, and (iv) any other program that provides for Borrower to make any such payments to such First Amendment to Loan Agreement sf-4556564

First Amendment to Loan Agreement Installer (A) in respect of such Installer's then-estimated future volume of Originated Customer Loans, (B) to become the exclusive provider of Originated Customer Loans for such Installer, (C) to obtain a "first look" or specified volume commitment in respect of such Originated Customer Loans, or (D) to the extent Borrower determines is necessary or advisable in its reasonable business judgment." (b) Definitions for Permitted Investments. Section 12.1 of the Loan Agreement is hereby amended by inserting the following paragraphs in their appropriate alphabetical order as follows: "Early Disbursement Program" [***]. "Marketing Advance Program" [***]. "Prebate Program" [***]. (c) Updated Eligibility Definitions. The definitions of "Eligible Milestone Advances" and "Eligible Prefunded Advances" set forth in Section 12.1 of the Loan Agreement is hereby amended and restated in their entirety as follows: "Eligible Milestone Advances" means, as of any date of determination, the Milestone Advances that (a) arise in the ordinary course of Borrower's business and (b) meet all of the requirements set forth on Exhibit C, in each case as of such date of determination; provided that (i) no portion of a Milestone Advance that is a Refunded Deduction and (ii) no Investment described in clause (u) of the definition of "Permitted Investments" or any Milestone Advance relating to any such Investment, shall in each case be included as an "Eligible Milestone Advance". "Eligible Prefunded Advances" means, as of any date of determination, the Prefunded Advances that (a) arise in the ordinary course of Borrower's business and (b) that meet all of the requirements set forth on Exhibit C, in each case as of such date of determination; provided that (v) no portion of a Milestone Advance that is a Refunded Deduction and (ii) no Investment described in clause (u) of the definition of "Permitted Investments" or any Prefunded Advance relating to any such Investment, shall in each case be included as an "Eligible Prefunded

Advance". SECTION 3 Continuing Effect. Except as expressly provided herein, this Amendment shall not limit or otherwise adversely affect the rights of the Borrower or the Bank under the Loan Agreement or any other Loan Document. The Bank reserves the right to insist on strict compliance with the terms of the Loan Agreement and each other Loan Document, and the Borrower expressly acknowledges in each case such reservation of rights and its obligations under Section 7 hereof. The execution of this Amendment will not, either alone or taken with other consents of provisions of the Loan Agreement or any other Loan Document, be deemed to create or be evidence of a course of conduct. Any future or additional consents relating to the Loan Agreement or any other Loan Document shall be effective only if set forth in a writing separate and distinct from this Amendment and executed pursuant to Section 10.1 of the Loan Agreement. Except as expressly provided herein, the Loan Agreement and each other Loan Document shall remain in full force and effect, without further amendment or modification. SECTION 4 Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower hereby represents and warrants to each other party hereto that, as of the Effective Date: (a) the Amendment has been duly authorized, executed and delivered by it and each of this Amendment, the Loan Agreement (as amended hereby on the Effective Date) and the Loan Documents constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); (b) after giving effect to this Amendment and the transactions contemplated by this Amendment, no Default or Event of Default has occurred and is continuing; (c) the execution, delivery and performance of this Amendment and the performance of the Loan Agreement (as amended hereby on the Effective Date) shall not (i) violate its Operating Documents or the Loan Documents, (ii) violate any Requirement of Law, Governmental Approval or any contractual obligation of the Borrower and (iii) will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to its Operating Documents, any Requirement of Law, any Governmental Approval or any such contractual obligation (other than the Liens created by the Loan Documents in favor of the Bank); and (d) each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Effective Date (except to (A) the extent made as of a specific date, in which case such representation and warranty shall be true and correct in all material respects on and as of such specific date and (B) representations and warranties qualified by materiality shall be true and correct in all respects). SECTION 5 Conditions to Effectiveness. This Amendment shall be effective upon the date (the "Effective Date") that the Borrower has delivered the following conditions precedent to the Bank, in form and substance satisfactory to the Bank: (a) The Bank shall have received duly executed counterparts hereof that, when taken together, bear the signatures of the Borrower and the Bank. (b) The Borrower shall have paid all costs, fees and other amounts due and payable to the Bank, including the reimbursement or payment of reasonable and documented out-of-pocket expenses of the Bank, including the reasonable and documented out-of-pocket fees, charges and disbursements of counsel for the Bank, in each case as required to be paid or reimbursed pursuant to the Loan Agreement. SECTION 6 Reaffirmation. By executing and delivering a counterpart hereof, (a) the Borrower hereby agrees that all Loans incurred by the Borrower shall be secured pursuant to the Loan Documents in accordance with the respective terms and provisions thereof and (b) the Borrower hereby (i) agrees First Amendment to Loan Agreement

First Amendment to Loan Agreement that, notwithstanding the effectiveness of this Amendment, after giving effect to this Amendment, the Loan Documents continue to be in full force and effect, (ii) agrees that all of the Liens and security interests created and arising under each Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, as collateral security for its obligations, liabilities and indebtedness under the Loan Agreement, in each case, to the extent provided in, and subject to the limitations and qualifications set forth in, such Loan Documents (as amended by this Amendment) and (iii) affirms and confirms all of its obligations, liabilities and indebtedness under the Loan Agreement and each other Loan Document, in each case after giving effect to this Amendment, including its pledge of and/or grant of a security interest in its assets as Collateral pursuant to the Loan Documents to secure such Obligations, all as provided in the Loan Documents, and acknowledges and agrees that such obligations, liabilities, guarantee, pledge and grant continue in full force and effect in respect of, and to secure, such Obligations under the Loan Agreement and the other Loan Documents, in each case, to the extent provided in, and subject to the limitations and qualifications set forth in, such Loan Documents (as amended by this Amendment). SECTION 7 Miscellaneous. (a) Governing Law: Submission to Jurisdiction. THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTION 10 OF THE LOAN AGREEMENT, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL AND SHALL APPLY MUTATIS MUTANDIS AS IF SET FORTH HEREIN. (b) Loan Agreement Otherwise Not Affected. Except as expressly amended pursuant hereto, the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The execution and delivery or acknowledgement (as applicable) of this Amendment by the Bank shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any such person to provide any other or further amendments, consents or waivers in the future (including any such other or further amendments, waivers or consents that may be the same or similar to any of those contemplated herein). (c) Binding Effect. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective permitted successors and assigns. (d) Complete Agreement: Amendments. This Amendment together with the other Loan Documents represent the entire agreement of the Borrower and the Bank with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Bank relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents. This Amendment may not be modified, amended or otherwise altered except in accordance with the terms of Section 11.6 of the Loan Agreement. (e) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. (f) Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or other electronic mail transmission shall be effective as delivery of a manually

First Amendment to Loan Agreement executed counterpart hereof. (g) Interpretation. This Amendment is the result of negotiations between and has been reviewed by counsel to Borrower. Accordingly, this Amendment shall not be construed against the Bank merely because of its involvement in the preparation thereof. (h) Loan Document. This Amendment shall constitute a Loan Document. [Signature pagesfollow]

First Amendment to Loan Agreement IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written. BORROWER: SUNLIGHT FINANCIAL LLC By: /s/ Barry Edinburg Name: Barry Edinburg Title: CFO

First Amendment to Loan Agreement BANK: SILICON VALLEY BANK By: /s/ Josh Wagner Name: Josh Wagner Title: Vice President